Exhibit 99.2

THIRD QUARTER 2011

Supplemental Information

Investor and Media Contact: American Assets Trust Robert F. Barton Executive Vice President and Chief Financial Officer 858-350-2607

AAT’s portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

Third Quarter 2011 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office and multifamily environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our Annual Report on Form 10-K filed on March 30, 2011 and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Third Quarter 2011 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Third Quarter 2011 Supplemental Information

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	0000000000	0000000000
	September 30, 2011	December 31, 2010
Assets
Real estate, at cost
Operating real estate	$1,653,329	$1,117,831
Construction in progress	4,285	925
Held for development	22,755	8,081

	1,680,369	1,126,837
Accumulated depreciation	(223,624)	(209,666)

Net real estate	1,456,745	917,171
Cash and cash equivalents	123,222	41,953
Restricted cash	8,760	4,481
Marketable securities	29,596	-
Accounts receivable, net	6,525	1,564
Deferred rent receivables, net	22,792	19,486
Notes receivable from affiliates	-	21,769
Investment in real estate joint ventures	-	39,816
Prepaid expenses and other assets	77,121	43,718
Assets of discontinued operations	-	27,399

Total assets	$1,724,761	$1,117,357

Third Quarter 2011 Supplemental Information	Page 5

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(Amounts in thousands, except share data)

	0000000000	0000000000
	September 30, 2011	December 31, 2010
Liabilities and equity
Liabilities:
Secured notes payable	$943,900	$828,685
Unsecured notes payable	-	38,013
Notes payable to affiliates	-	5,266
Accounts payable and accrued expenses	27,769	11,284
Security deposits payable	4,664	2,510
Other liabilities and deferred credits	57,955	38,846
Distributions in excess of earnings on real estate joint ventures	-	14,060
Liabilities of discontinued operations	-	23,572

Total liabilities	1,034,288	962,236

Commitments and contingencies

Equity:
Owners’ equity	-	121,874
American Assets Trust, Inc. stockholders’ equity
Common stock $0.01 par value, 490,000,000 authorized, 39,283,796 outstanding at September 30, 2011	393	-
Additional paid-in capital	652,932	-
Accumulated dividends in excess of net income	(20,233)	-

Total American Assets Trust, Inc. stockholders’ equity	633,092	-

Noncontrolling interests
Owners in consolidated real estate entities	-	33,247
Unitholders in the Operating Partnership	57,381	-

	57,381	33,247

Total equity	690,473	155,121

Total liabilities and equity	$1,724,761	$1,117,357

Third Quarter 2011 Supplemental Information	Page 6

CONSOLIDATED STATEMENTS OF OPERATIONS

	0000000000	0000000000	0000000000	0000000000
(Amounts in thousands, except shares and per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Revenue:
Rental income	$53,278	$33,903	$146,860	$88,213
Other property income	3,015	1,060	7,416	2,762

Total revenue	56,293	34,963	154,276	90,975
Expenses:
Rental expenses	16,187	5,977	42,720	15,358
Real estate taxes	5,390	3,442	14,800	9,208
General and administrative	3,733	1,515	10,786	4,908
Depreciation and amortization	15,827	12,599	41,916	26,714

Total operating expenses	41,137	23,533	110,222	56,188
Operating income	15,156	11,430	44,054	34,787
Interest expense	(14,738)	(12,416)	(41,791)	(32,979)
Early extinguishment of debt	-	-	(25,867)	-
Loan transfer and consent fees	-	-	(9,019)	-
Gain on acquisition	-	-	46,371	4,297
Other income (expense), net	(108)	(251)	(179)	(1,167)

Income (loss) from continuing operations	310	(1,237)	13,569	4,938
Discontinued operations
Income from discontinued operations	327	44	1,119	232
Gain on sale of real estate property	3,981	-	3,981	-

Results from discontinued operations	4,308	44	5,100	232

Net income (loss)	4,618	(1,193)	18,669	5,170
Net income attributable to restricted shares	(132)	-	(350)	-
Net loss attributable to Predecessor’s noncontrolling interests in consolidated real estate entities	-	1,042	2,458	1,941
Net (income) loss attributable to Predecessor’s controlled owners’ equity	-	151	(16,995)	(7,111)
Net income attributable to unitholders in the Operating Partnership	(1,434)	-	(1,209)	-

Net income attributable to American Assets Trust, Inc. stockholders	$3,052	$-	$2,573	$-

Basic net income (loss) from continuing operations attributable to common stockholders per share	$-		$(0.03)
Basic net income from discontinued operations attributable to common stockholders per share	0.08		0.10

Basic net income attributable to common stockholders per share	$0.08		$0.07

Weighted average shares of common stock outstanding - basic	38,655,084		36,106,397

Diluted net income (loss) from continuing operations attributable to common stockholders per share	$-		$(0.03)
Diluted net income from discontinued operations attributable to common stockholders per share	0.08		0.10

Diluted net income attributable to common stockholders per share	$0.08		$0.07

Weighted average shares of common stock outstanding - diluted	57,051,173		53,265,648

Third Quarter 2011 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

	0000000000	0000000000
(Amounts in thousands, except share and per share data)	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
Funds from Operations (FFO) (1)
Net income	$4,618	$18,669
Depreciation and amortization of real estate assets (2)	16,053	42,820
Depreciation and amortization on unconsolidated real estate joint ventures (pro rata)	-	688
Gain on sale of real estate	(3,981)	(3,981)

FFO, as defined by NAREIT	16,690	58,196

Less: FFO attributable to Predecessor’s controlled and noncontrolled owners’ equity	-	(16,973)
Less: Nonforfeitable dividends on incentive stock awards	(88)	(227)

FFO attributable to common stock and units	$16,602	$40,996

FFO per diluted share/unit	$0.29	$0.77

Weighted average number of common shares and units, diluted (3)	57,258,190	53,459,442

FFO As Adjusted (1)
FFO	$16,690	$58,196
Early extinguishment of debt	-	25,867
Loan transfer and consent fees	-	9,019
Gain on acquisition of controlling interests (4)	-	(46,371)

FFO As Adjusted	16,690	46,711

Less: FFO As Adjusted attributable to Predecessor’s controlled and noncontrolled owners’ equity	-	(2,462)
Less: Nonforfeitable dividends on incentive stock awards	(88)	(227)

FFO As Adjusted attributable to common stock and units	$16,602	$44,022

FFO As Adjusted per diluted share/unit (5)	$0.29	$0.82

Weighted average number of common shares and units, diluted (3)	57,258,190	53,459,442

Dividends

Dividends declared and paid	$12,113	$34,010
Dividends declared and paid per share/unit	$0.21	$0.59

Third Quarter 2011 Supplemental Information	Page 8

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

	0000000000	0000000000
(Amounts in thousands, except share and per share data)	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
Funds Available for Distribution (FAD) (1)

FFO As Adjusted	$16,690	$46,711
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(3,765)	(6,997)
Net effect of straight-line rents (6)	(1,996)	(3,328)
Amortization of net above (below) market rents (7)	863	1,644
Net effect of other lease intangibles (8)	518	1,054
Amortization of debt issuance costs and debt fair value adjustment	1,031	2,924
Non-cash compensation expense	712	1,902
Unrealized gains on marketable securities	56	3
Nonforfeitable dividends on incentive stock awards	(88)	(227)
Adjustments related to discontinued operations	(137)	(664)

FAD	$13,884	$43,022

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$1,779	$4,352
Maintenance capital expenditures	1,986	2,645

	$3,765	$6,997

Notes:

(1)	See Glossary of Terms.
(2)	Includes depreciation and amortization on Valencia Corporate Center, which sold on August 30, 2011 and is classified as discontinued operations.
(3)	For the three and nine months ended September 30, 2011, the weighted average common shares and units used to compute FFO and FFO as adjusted per diluted share/unit include operating partnership units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO and FFO as adjusted per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented. For the nine months ended September 30, 2011, the weighted average shares and units outstanding have been weighted for the full nine months, not the date of our initial public offering.
(4)	Represents the gain recognized upon acquisition of the outside ownership interests in the Solana Beach Centre entities and the Waikiki Beach Walk entities on January 19, 2011, in which we previously held a noncontrolling interest.
(5)	Computations of per share amounts are made independently for the three and nine months ended September 30, 2011. Therefore, the sum of per share amounts from the three months ended September 30, 2011, June 30, 2011 and March 31, 2011 may not agree with the per share amounts for the nine months ended September 30, 2011.
(6)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(7)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(8)	Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Third Quarter 2011 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

	0000000000	0000000000	0000000000	0000000000	0000000000
(Amounts in thousands)	Three Months Ended September 30, 2011
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$19,572	$10,592	$3,803	$-	$33,967
Non-same store portfolio (1)	1,922	7,743	-	12,661	22,326

Total	21,494	18,335	3,803	12,661	56,293

Real estate expenses
Same-store portfolio	5,506	3,449	1,387	-	10,342
Non-same store portfolio (1)	475	2,760	-	8,000	11,235

Total	5,981	6,209	1,387	8,000	21,577

Net Operating Income (NOI), GAAP basis
Same-store portfolio	14,066	7,143	2,416	-	23,625
Non-same store portfolio (1)	1,447	4,983	-	4,661	11,091

Total	$15,513	$12,126	$2,416	$4,661	$34,716

Same-store portfolio NOI, GAAP basis	$14,066	$7,143	$2,416	$-	$23,625
Net effect of straight-line rents (2)	81	(1,512)	-	-	(1,431)
Amortization of net above (below) market rents (3)	99	335	-	-	434
Net effect of other lease intangibles (4)	-	526	-	-	526

Same-store portfolio NOI, cash basis	$14,246	$6,492	$2,416	$-	$23,154

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on September 30, 2011 and 2010. See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants and lease amortizations of intangibles and straight-line rent expense for our lease of Annex at The Landmark at One Market.

Third Quarter 2011 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

	000000000000	000000000000	000000000000	000000000000	000000000000
(Amounts in thousands)	Nine Months Ended September 30, 2011
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$59,437	$16,346	$10,588	$-	$86,371
Non-same store portfolio (1)	5,486	29,421	-	32,998	67,905

Total	64,923	45,767	10,588	32,998	154,276

Real estate expenses
Same-store portfolio	16,287	4,831	3,974	-	25,092
Non-same store portfolio (1)	1,146	10,198	-	21,084	32,428

Total	17,433	15,029	3,974	21,084	57,520

Net Operating Income (NOI), GAAP basis
Same-store portfolio	43,150	11,515	6,614	-	61,279
Non-same store portfolio (1)	4,340	19,223	-	11,914	35,477

Total	$47,490	$30,738	$6,614	$11,914	$96,756

Same-store portfolio NOI, GAAP basis	$43,150	$11,515	$6,614	$-	$61,279
Net effect of straight-line rents (2)	394	(39)	-	-	355
Amortization of net above (below) market rents (3)	(259)	1,033	-	-	774
Net effect of other lease intangibles (4)	-	278	-	-	278

Same-store portfolio NOI, cash basis	$43,285	$12,787	$6,614	$-	$62,686

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on September 30, 2011 and 2010. See Glossary of Terms.
(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.
(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.
(4)	Represents adjustments related to amortization of lease incentives paid to tenants.

Third Quarter 2011 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
(Amounts in thousands)	Three Months Ended September 30,		Change	Nine Months Ended September 30,		Change
	2011	2010		2011	2010
Cash Basis:

Retail	$14,246	$14,851	(4.1) %	$43,285	$43,746	(1.1) %
Office	6,492	8,359	(22.3)	12,787	12,667	0.9
Multifamily	2,416	2,346	3.0	6,614	7,237	(8.6)
Mixed-Use	-	-	-	-	-	-

	$23,154	$25,556	(9.4) %	$62,686	$63,650	(1.5) %

GAAP Basis:

Retail	$14,066	$14,879	(5.5) %	$43,150	$43,851	(1.6) %
Office	7,143	7,553	(5.4)	11,515	12,003	(4.1)
Multifamily	2,416	2,346	3.0	6,614	7,237	(8.6)
Mixed-Use	-	-	-	-	-	-

	$23,625	$24,778	(4.7) %	$61,279	$63,091	(2.9) %

Third Quarter 2011 Supplemental Information	Page 12

NOI BY REGION

	0000000000	0000000000	0000000000	0000000000	0000000000
(Amounts in thousands)	Three Months Ended September 30, 2011
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$6,566	$3,641	$2,416	$-	$12,623
Net effect of straight-line rents (2)	(164)	(75)	-	-	(239)
Amortization of net above (below) market rents (3)	(112)	122	-	-	10
Net effect of other lease intangibles (4)	-	92	-	-	92

NOI, cash basis	6,290	3,780	2,416	-	12,486

Northern California
NOI, GAAP basis (1)	1,919	4,544	-	-	6,463
Net effect of straight-line rents (2)	19	(1,547)	-	-	(1,528)
Amortization of net above (below) market rents (3)	(67)	335	-	-	268
Net effect of other lease intangibles (4)	-	434	-	-	434

NOI, cash basis	1,871	3,766	-	-	5,637

Hawaii
NOI, GAAP basis (1)	4,122	-	-	4,661	8,783
Net effect of straight-line rents (2)	129	-	-	(112)	17
Amortization of net above (below) market rents (3)	174	-	-	220	394
Net effect of other lease intangibles (4)	-	-	-	(8)	(8)

NOI, cash basis	4,425	-	-	4,761	9,186

Oregon
NOI, GAAP basis (1)	-	3,941	-	-	3,941
Net effect of straight-line rents (2)	-	(227)	-	-	(227)
Amortization of net above (below) market rents (3)	-	215	-	-	215
Net effect of other lease intangibles (4)	-	-	-	-	-

NOI, cash basis	-	3,929	-	-	3,929

Texas
NOI, GAAP basis (1)	2,906	-	-	-	2,906
Net effect of straight-line rents (2)	(19)	-	-	-	(19)
Amortization of net above (below) market rents (3)	(24)	-	-	-	(24)
Net effect of other lease intangibles (4)	-	-	-	-	-

NOI, cash basis	2,863	-	-	-	2,863

Total
NOI, GAAP basis (1)	15,513	12,126	2,416	4,661	34,716
Net effect of straight-line rents (2)	(35)	(1,849)	-	(112)	(1,996)
Amortization of net above (below) market rents (3)	(29)	672	-	220	863
Net effect of other lease intangibles (4)	-	526	-	(8)	518

NOI, cash basis	$15,449	$11,475	$2,416	$4,761	$34,101

Notes:

(1) See Glossary of Terms.

(2) Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3) Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4) Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at

      One Market and retail space at Waikiki Beach Walk - Retail.

Third Quarter 2011 Supplemental Information	Page 13

NOI BREAKDOWN

Third Quarter 2011 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES

	0000000000		0000000000	0000000000	0000000000
(Amounts in thousands)	Three Months Ended September 30, 2011
Property	Base Rent (1)		Additional Property Income (2)	Billed Expense Reimbursements (3)	Property Operating Expenses (4)
Retail Portfolio
Carmel Country Plaza	$841		$22	$192	$(192)
Carmel Mountain Plaza	2,218		98	624	(669)
South Bay Marketplace	519		-	155	(148)
Rancho Carmel Plaza	180		14	48	(49)
Lomas Santa Fe Plaza	1,292		21	244	(314)
Solana Beach Towne Centre	1,317		17	344	(474)
Del Monte Center	2,015		250	843	(1,237)
The Shops at Kalakaua	382		20	41	(70)
Waikele Center	4,091		353	983	(1,375)
Alamo Quarry Market	2,947		41	1,339	(1,464)

Subtotal Retail Portfolio	$15,802		$836	$4,813	$(5,992)

Office Portfolio
Torrey Reserve Campus	$3,632	(5)	$78	$124	$(951)
Solana Beach Corporate Centre	1,414		15	23	(405)
160 King Street	1,421		537	260	(711)
The Landmark at One Market	4,588		17	105	(1,333)
First & Main	2,650		68	16	(790)
Lloyd District Portfolio (6)	3,012		477	136	(1,548)

Subtotal Office Portfolio	$16,717		$1,192	$664	$(5,738)

Multifamily Portfolio
Loma Palisades	$2,389		$198	$-	$(902)
Imperial Beach Gardens	628		55	-	(248)
Mariner’s Point	275		28	-	(116)
Santa Fe Park RV Resort	242		18	-	(121)

Subtotal Multifamily Portfolio	$3,534		$299	$-	$(1,387)

Third Quarter 2011 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

	0000000000	0000000000	0000000000	0000000000
(Amounts in thousands)	Three Months Ended September 30, 2011
Property	Base Rent (1)	Additional Property Income (2)	Billed Expense Reimbursements (3)	Property Operating Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,333	$876	$928	$(1,687)
Waikiki Beach Walk - Embassy Suites™	8,010	543	-	(6,242)

Subtotal Mixed-Use Portfolio	$10,343	$1,419	$928	$(7,929)

Total	$46,396	$3,746	$6,405	$(21,046)

Notes:

(1)

Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended September 30, 2011 (before abatements) and excludes the impact of straight line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were $10 and $1,321, respectively, for the three months ended September 30, 2011. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended September 30, 2011. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). Total abatements for our multifamily portfolio were $30 for the three months ended September 30, 2011. For Waikiki Beach Walk - Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended September 30, 2011.

(2)	Represents additional property-related income for the three months ended September 30, 2011, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).
(3)	Represents billed tenant expense reimbursements relating to the three months ended September 30, 2011. Includes accrued amount to be billed of approximately $125 for Macy’s cost reimbursements at Del Monte Center.
(4)	Represents property operating expenses for the three months ended September 30, 2011. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recorded for deferred rent receivables.
(5)	Base rent shown includes amounts related to American Assets Trust, L.P.’s lease at ICW Plaza. This intercompany rent is eliminated in the consolidated statement of operations. The base rent was $130 and abatements were $130 for the three months ended September 30, 2011.
(6)	Includes parking income and expenses generated from the land held for development at Lloyd District Portfolio.

Third Quarter 2011 Supplemental Information	Page 16

SEGMENT CAPITAL EXPENDITURES

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
(Amounts in thousands)	Three Months Ended September 30, 2011
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$682	$603	$1,285	$289	$-	$1,574
Office Portfolio	1,075	400	1,475	-	163	1,638
Multifamily Portfolio	-	335	335	-	-	335
Mixed-Use Portfolio	22	648	670	-	-	670

Total	$1,779	$1,986	$3,765	$289	$163	$4,217

	Nine Months Ended September 30, 2011
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$1,340	$880	$2,220	$301	$-	$2,521
Office Portfolio	2,990	515	3,505	-	345	3,850
Multifamily Portfolio	-	472	472	-	-	472
Mixed-Use Portfolio	22	778	800	-	-	800

Total	$4,352	$2,645	$6,997	$301	$345	$7,643

Third Quarter 2011 Supplemental Information	Page 17

SUMMARY OF OUTSTANDING DEBT

	0000000000	0000000000	0000000000	0000000000	0000000000
(Amounts in thousands)	Amount Outstanding at September 30, 2011	Interest Rate	Annual Debt Service	Maturity Date	Balance at Maturity
Debt
Alamo Quarry Market (1)(2)	$96,538	5.67%	$7,567	January 8, 2014	$91,717
160 King Street (3)	31,800	5.68	3,350	May 1, 2014	27,513
Waikele Center (4)	140,700	5.15	7,360	November 1, 2014	140,700
The Shops at Kalakaua (4)	19,000	5.45	1,053	May 1, 2015	19,000
The Landmark at One Market (2)(4)	133,000	5.61	7,558	July 5, 2015	133,000
Del Monte Center (4)	82,300	4.93	4,121	July 8, 2015	82,300
First & Main (4)	84,500	3.97	3,397	July 1, 2016	84,500
Imperial Beach Gardens (4)	20,000	6.16	1,250	September 1, 2016	20,000
Mariner’s Point (4)	7,700	6.09	476	September 1, 2016	7,700
South Bay Marketplace (4)	23,000	5.48	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (4)	130,310	5.39	7,020	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (5)	37,330	6.39	2,418	August 1, 2017	35,136
Loma Palisades (4)	73,744	6.09	4,553	July 1, 2018	73,744
Torrey Reserve - North Court (1)	21,984	7.22	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (1)	7,401	6.36	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (1)	11,825	5.91	855	June 1, 2020	10,169
Solana Beach Towne Centre (1)	39,418	5.91	2,849	June 1, 2020	33,898

Total / Weighted Average	$960,550	5.45%	$57,504		$938,569
Unamortized fair value adjustment	(16,650)

Debt Balance	$943,900

Fixed Rate Debt Ratio
Fixed rate debt	100%
Variable rate debt	-

Notes:

(1)	Principal payments based on a 30-year amortization schedule.
(2)	Maturity date is the earlier of the loan maturity date under the loan agreement, or the “Anticipated Repayment Date” as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.
(3)	Principal payments based on a 20-year amortization schedule.
(4)	Interest only.
(5)	Loan is interest only through August 2012. Beginning in September 2012, principal payments are based on a 30-year amortization schedule.

Third Quarter 2011 Supplemental Information	Page 18

MARKET CAPITALIZATION

(Amounts in thousands, except per share data)	September 30, 2011
Market data
Common shares outstanding	39,284
Units outstanding	18,396

Common shares and units outstanding	57,680
Market price per common share	$17.95

Equity market capitalization	$1,035,356

Total debt	$960,550

Total market capitalization	$1,995,906

Less: Cash on hand	$(152,818)	(1)
Total enterprise value	$1,843,088

Total assets, gross	$1,948,385
Total debt/Total capitalization	48.1%
Total debt/Total enterprise value	52.1%
Net debt/Total enterprise value (2)	43.8%
Total debt/Total assets, gross	49.3%
Total debt/Adjusted EBITDA (3)(4)	8.3x
Net debt/ Adjusted EBITDA (3)(4)	7.0x
Interest coverage ratio (5)	2.2x
Fixed charge coverage ratio (5)	2.2x

(1) The cash balance includes marketable trading securities of $29.6 million.

(2) Net debt is equal to total debt less cash on hand.

(3) See Glossary of Terms for discussion of Adjusted EBITDA.

(4) As used here, Adjusted EBITDA represents the actual for the nine months ended September 30, 2011 annualized. Adjusted EBITDA related to the Solana Beach Centre entities, the Waikiki Beach Walk entities, First & Main and Lloyd District Portfolio is only included from acquisition through September 30, 2011. Adjusted EBITDA includes Valencia Corporate Center prior to disposition in August 2011.

(5) Calculated as Adjusted EBITDA divided by interest expense, excluding amortization of debt issuance costs and debt fair value adjustments.

(6) The revolving line of credit, which has a capacity of $250 million, matures in 2014, but at September 30, 2011, it has no outstanding balance and is not included herein.

Third Quarter 2011 Supplemental Information	Page 19

SUMMARY OF REDEVELOPMENT OPPORTUNITIES

Potential Future Development/Redevelopment Pipeline

A review of our portfolio has generated numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will change as we modify assumptions and markets conditions change.

The total square footage for the retail and office opportunities is currently estimated to be between 205,000 and 215,000 square feet. Current development plans include over 1,000 multifamily units.

Retail – Pad Site Opportunities – Opportunity to invest in both single tenant and multi-tenant stand-alone pads.

Property	Location
Carmel Mountain Plaza	San Diego, CA

Retail – Expansion Opportunities – Opportunity to invest in expansion and/or conversion of unused square footage into additional retail square footage.

Property	Location
Solana Beach Corporate Center (Building 5)	Solana Beach, CA
Lomas Santa Fe Plaza	Solana Beach, CA

Office – Expansion Opportunities – Opportunity to invest in expansion and/or conversion of unused square footage into additional office square footage.

Property	Location
Torrey Reserve Phase III	San Diego, CA
Torrey Reserve Phase IV	San Diego, CA
Sorrento Pointe	San Diego, CA

Multifamily – Development Opportunities – Opportunity to invest in additional development rights that yield higher density.

Property	Location
Lloyd District Portfolio (1)	Portland, OR
Solana Beach - Highway 101 (1)	Solana Beach, CA

Note:

(1)	Development may include some retail.

Third Quarter 2011 Supplemental Information	Page 20

PORTFOLIO DATA

Third Quarter 2011 Supplemental Information

PROPERTY REPORT

As of September 30, 2011	Same - Store Retail and Office Portfolios
Property	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	77,813	93.6%	$3,288,082	$45.16		Sharp Healthcare, Frazee Industries Inc.
Carmel Mountain Plaza (7)	San Diego, CA	1994	13	520,228	84.1	9,345,547	21.35	Sears	Sports Authority, Reading Cinemas
South Bay Marketplace (7)	San Diego, CA	1997	9	132,873	100.0	2,069,964	15.58		Office Depot Inc., Ross Dress for Less
Rancho Carmel Plaza	San Diego, CA	1993	3	30,421	74.5	728,615	32.13		Oggi’s Pizza & Brewing Co., Sprint PCS Assets
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	96.0	5,154,303	25.63		Vons, Ross Dress for Less
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	674,224	95.3	8,637,353	13.44	Macy’s, KLA Monterrey	Century Theatres, Macy’s Furniture Gallery
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,535,028	131.52		Whalers General Store, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	538,024	90.9	16,442,678	33.64	Lowe’s, Kmart, Sports Authority, Foodland Super Market	Old Navy, Officemax
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	94.1	11,458,382	20.66	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market

Subtotal/Weighted Average Retail Portfolio			87	2,784,324	92.1%	$58,659,952	$22.87

Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000	9	456,801	91.6%	$14,961,333	$35.74
160 King Street	San Francisco, CA	2002	1	167,986	100.0	5,947,188	35.40
The Landmark at One Market (9)	San Francisco, CA	1917/2000	1	421,934	100.0	18,354,609	43.50
Subtotal/Weighted Average Office Portfolio			11	1,046,721	96.3%	$39,263,130	$38.93

Total/Weighted Average Retail and Office Portfolio			98	3,831,045	93.3%	$97,923,082	$27.40

Same - Store Multifamily Portfolio
Property	Location	Year Built/ Renovated	Number of Buildings	Units	Percentage Leased (2)	Annualized Base Rent (3)	Average Monthly Base Rent per Leased Unit (4)
Loma Palisades	San Diego, CA	1958/2001-2008	80	548	98.9%	$10,387,272	$1,597
Imperial Beach Gardens	Imperial Beach, CA	1959/2008-present	26	160	100.0	2,623,836	1,367
Mariner’s Point	Imperial Beach, CA	1986	8	88	95.5	1,101,564	1,092
Santa Fe Park RV Resort (8)	San Diego, CA	1971/2007-2008	1	126	67.0	726,972	718

Total/Weighted Average Multifamily Portfolio			115	922	94.4%	$14,839,644	$1,421

Third Quarter 2011 Supplemental Information	Page 22

PROPERTY REPORT (CONTINUED)

As of September 30, 2011	Non - Same Store Retail and Office Portfolios
Property	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Property
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	98.0%	$5,286,173	$21.86		Dixieline Probuild, Marshalls

Office Properties
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	211,971	88.7	$5,720,898	$30.41
First & Main	Portland, OR	2010	1	363,763	96.5	10,629,931	30.27
Lloyd District Portfolio	Portland, OR	1940-2011	6	610,081	90.5	11,882,604	21.51

Subtotal/Weighted Average Office Portfolio			11	1,185,815	92.1%	$28,233,433	$25.86

Total/Weighted Average Retail and Office Portfolio			23	1,432,545	93.1%	$33,519,606	$25.14

Non - Same Store Mixed-Use Portfolio
Retail Portion	Location	Year Built/ Renovated	Number of Buildings	Net Rentable Square Feet (1)	Percentage Leased (2)	Annualized Base Rent (3)	Annualized Base Rent per Leased Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,569	99.2%	$9,462,221	$98.79		Yardhouse, Ruths Chris

Hotel Portion	Location	Year Built/ Renovated	Number of Buildings	Units	Average Occupancy (10)	Average Daily Rate (10)	Annualized Revenue per Available Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008	2	369	88.8%	$242.12	$214.90

Notes:

(1)	The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1999 measurement guidelines.

(2)	Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of September 30, 2011, including leases which may not have commenced as of September 30, 2011. Percentage leased for our multifamily properties includes total units rented as of September 30, 2011.

(3)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2011, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of September 30, 2011. Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of September 30, 2011.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.

Third Quarter 2011 Supplemental Information	Page 23

PROPERTY REPORT (CONTINUED)

(7)	Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	127,112	$1,020,900
South Bay Marketplace	1	2,824	$81,540
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$428,250

(8)	The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended September 30, 2011, the highest average monthly occupancy rate for this property was 96%, occurring in July 2011. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(9)	This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through September 30, 2019, which we have the option to extend until 2031 pursuant to three five-year extension options.

(10)	Average occupancy represents the percentage of available units that were sold during the 9-month period ended September 30, 2011, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the 9-month period ended September 30, 2011, by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the 9-month period ended September 30, 2011 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Third Quarter 2011 Supplemental Information	Page 24

RETAIL LEASING SUMMARY

As of September 30, 2011

Total Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2011	11	100%	44,296	$24.03	$23.01	$45,098	4.4%	10.1%	6.9	$264,000	$5.96
2nd Quarter 2011	12	100	20,260	35.89	36.61	(14,534)	(2.0)	4.2	5.0	72,000	3.55
1st Quarter 2011	11	100	29,165	26.14	27.04	(26,428)	(3.4)	8.9	2.7	16,800	0.58

Total 9 months	34	100%	93,721	$27.25	$27.21	$4,136	0.2%	8.0%	5.2	$352,800	$3.76

New Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2011	1	9%	5,280	$23.00	$16.48	$34,407	39.5%	34.0%	10.0	$264,000	$50.00
2nd Quarter 2011	4	33	7,912	30.58	30.82	(1,918)	(0.8)	4.9	6.8	72,000	9.10
1st Quarter 2011	1	9	1,200	48.00	51.92	(4,700)	(7.5)	2.2	5.0	-	-

Total 9 months	6	18%	14,392	$29.25	$27.32	$27,789	7.1%	11.1%	7.8	$336,000	$23.35

Renewal Lease Summary - Comparable (1)(5)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2011	10	91%	39,016	$24.17	$23.90	$10,691	1.1%	7.8%	6.5	$-	$-
2nd Quarter 2011	8	67	12,348	39.30	40.32	(12,616)	(2.5)	3.8	3.8	-	-
1st Quarter 2011	10	91	27,965	25.20	25.98	(21,728)	(3.0)	9.5	2.6	16,800	0.60

Total 9 months	28	82%	79,329	$26.89	$27.19	$(23,653)	(1.1) %	7.4%	4.7	$16,800	$0.21

Total Lease Summary - Comparable and Non-Comparable
Quarter	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2011	14	49,542	$24.35	6.7	$361,904	$7.30
2nd Quarter 2011	17	30,212	33.27	6.2	472,535	15.64
1st Quarter 2011	12	31,389	26.20	2.7	36,800	1.17

Total 9 months	43	111,143	$27.30	5.4	$871,239	$7.84

(1) Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2) Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3) Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4) Weighted average is calculated on the basis of square footage.

(5) Excludes renewals at fixed contractual rates specified in the lease.

Third Quarter 2011 Supplemental Information	Page 25

OFFICE LEASING SUMMARY

As of September 30, 2011 Total Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2011	11	100%	34,602	$34.09	$38.18	$(141,785)	(10.7) %	(8.8) %	3.3	$249,118	$7.20
2nd Quarter 2011	6	100	81,360	39.25	45.54	(512,187)	(13.8)	(0.9)	5.8	231,840	2.85
1st Quarter 2011	10	100	31,298	32.88	37.54	(145,946)	(12.4)	(2.3)	2.5	57,520	1.84

Total 9 months	27	100%	147,260	$36.68	$42.11	$(799,918)	(12.9) %	(2.9) %	4.5	$538,478	$3.66

New Lease Summary - Comparable (1)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2011	5	45%	20,109	$38.11	$42.28	$(83,753)	(9.9) %	(7.9) %	3.7	$229,004	$11.39
2nd Quarter 2011	3	50	68,085	40.69	46.47	(393,958)	(12.5)	1.1	6.5	212,691	3.12
1st Quarter 2011	2	20	5,066	33.90	42.78	(44,982)	(20.8)	(14.0)	4.2	5,938	1.17

Total 9 months	10	37%	93,260	$39.76	$45.37	$(522,693)	(12.4) %	(1.5) %	5.8	$447,633	$4.80

Renewal Lease Summary - Comparable (1)(5)
Quarter	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2011	6	55%	14,493	$28.50	$32.50	$(58,032)	(12.3) %	(10.3) %	2.8	$20,114	$1.39
2nd Quarter 2011	3	50	13,275	31.86	40.76	(118,229)	(21.8)	(12.8)	1.7	19,149	1.44
1st Quarter 2011	8	80	26,232	32.68	36.53	(100,964)	(10.5)	0.5	2.2	51,582	1.97

Total 9 months	17	63%	54,000	$31.35	$36.49	$(277,225)	(14.1) %	(5.8) %	2.2	$90,845	$1.68

Total Lease Summary - Comparable and Non-Comparable
Quarter	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.
3rd Quarter 2011	15	44,370	$33.22	3.3	$387,163	$8.73
2nd Quarter 2011	9	94,851	38.25	5.8	711,785	7.50
1st Quarter 2011	14	43,502	32.44	2.7	141,420	3.25

Total 9 months	38	182,723	$35.64	4.4	$1,240,368	$6.79

(1) Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2) Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3) Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4) Weighted average is calculated on the basis of square footage.

(5) Excludes renewals at fixed contractual rates specified in the lease.

Third Quarter 2011 Supplemental Information	Page 26

LEASE EXPIRATIONS

As of September 30, 2011 Assumes no exercise of lease options
	Office						Retail					Mixed-Use (Retail Portion Only)				Total
Year	Expiring Sq. Ft.			% of Office Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.		% of Retail Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Mixed-Use Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)
Month to Month	33,791			1.5%	0.6%	$7.62	11,129		0.4%	0.2%	$23.76	7,279	7.5%	0.1%	$28.70	52,199	1.0%	$14.00
2011	37,369			1.7	0.7	26.75	35,683		1.2	0.7	45.02	360	0.4	0.0	194.88	73,412	1.4	36.46
2012	200,685			9.0	3.7	28.98	328,864		10.9	6.1	23.79	5,157	5.3	0.1	156.59	534,706	10.0	27.02
2013	224,656			10.1	4.2	31.88	512,004		16.9	9.6	24.37	8,165	8.5	0.2	148.58	744,825	13.9	28.00
2014	180,787			8.1	3.4	29.70	373,702		12.3	7.0	28.11	2,420	2.5	0.0	149.44	556,909	10.4	29.15
2015	366,090	(2)		16.4	6.8	29.50	221,011		7.3	4.1	25.43	11,597	12.0	0.2	151.87	598,698	11.2	30.37
2016	209,874			9.4	3.9	28.41	129,798	(5)	4.3	2.4	38.21	11,562	12.0	0.2	152.95	351,234	6.6	36.13
2017	105,589	(3)		4.7	2.0	41.08	118,361		3.9	2.2	25.47	5,655	5.9	0.1	149.67	229,605	4.3	35.71
2018	65,037			2.9	1.2	34.30	736,852		24.3	13.7	15.51	4,673	4.8	0.1	139.02	806,562	15.0	17.74
2019	207,902	(4)		9.3	3.9	46.91	70,197		2.3	1.3	26.94	11,690	12.1	0.2	51.73	289,789	5.4	42.27
2020	225,108			10.1	4.2	35.14	118,506		3.9	2.2	8.86	17,843	18.5	0.3	41.30	361,457	6.7	26.83
Thereafter	212,197			9.5	4.0	32.51	129,931	(6)	4.2	2.4	25.45	9,382	9.7	0.3	46.20	351,510	6.4	30.27
Signed Leases	31,013			1.4	0.6	-	20,604		0.7	0.4	-	-	-	-	-	51,617	1.0	-
Not Commenced
Available	132,438			5.9	2.5	-	224,412		7.4	4.2	-	786	0.8	0.0	-	357,636	6.7	-

Total	2,232,536			100.0%	41.7%	$30.23	3,031,054		100.0%	56.5%	$21.10	96,569	100.0%	1.8%	$97.98	5,360,159	100.0%	$26.29

Assumes all lease options are exercised
	Office						Retail					Mixed-Use (Retail Portion Only)				Total
Year	Expiring Sq. Ft.			% of Office Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.		% of Retail Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Mixed-Use Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)	Expiring Sq. Ft.	% of Total Sq. Ft.	Annualized Base Rent Per Sq. Ft. (1)
Month to Month	33,791			1.5%	0.6%	$7.62	11,129		0.4%	0.2%	$23.76	7,279	7.5%	0.1%	$28.70	52,199	1.0%	$14.00
2011	31,462			1.4	0.6	27.21	33,989		1.1	0.6	44.77	360	0.4	0.0	194.88	65,811	1.2	37.19
2012	118,672			5.3	2.2	30.76	146,026		4.8	2.7	25.30	4,093	4.2	0.1	135.53	268,791	5.0	29.39
2013	120,781			5.4	2.3	30.13	95,672		3.2	1.8	38.11	8,165	8.5	0.2	148.58	224,618	4.2	37.83
2014	22,145			1.0	0.4	31.86	144,324		4.8	2.7	35.82	2,420	2.5	0.0	149.44	168,889	3.2	36.93
2015	171,266	(2)		7.7	3.2	30.66	45,064		1.5	0.8	37.27	5,383	5.6	0.1	39.75	221,713	4.1	32.22
2016	195,660			8.8	3.7	26.15	68,681	(5)	2.3	1.3	30.26	8,598	8.9	0.2	180.67	272,939	5.1	32.05
2017	110,760			5.0	2.1	46.44	77,589		2.6	1.4	31.85	4,615	4.8	0.1	145.54	192,964	3.6	42.94
2018	105,604			4.7	2.0	29.96	185,417		6.1	3.5	23.25	4,673	4.8	0.1	139.02	295,694	5.5	27.48
2019	141,150			6.3	2.6	41.40	145,460		4.8	2.7	24.65	-	-	-	-	286,610	5.3	32.90
2020	256,666			11.5	4.8	28.73	301,718		10.0	5.6	16.10	1,951	2.0	0.0	129.95	560,335	10.5	22.28
Thereafter	761,128	(3	)(4)	34.1	14.1	34.81	1,530,969	(6)	50.3	28.6	20.03	48,246	50.0	0.9	76.93	2,340,343	43.6	26.01
Signed Leases	31,013			1.4	0.6	-	20,604		0.7	0.4	-	-	-	-	-	51,617	1.0	-
Not Commenced
Available	132,438			5.9	2.5	-	224,412		7.4	4.2	-	786	0.8	-	-	357,636	6.7	-

Total	2,232,536			100.0%	41.7%	$30.23	3,031,054		100.0%	56.5%	$21.10	96,569	100.0%	1.8%	$97.98	5,360,159	100.0%	$26.29

Third Quarter 2011 Supplemental Information	Page 27

LEASE EXPIRATIONS (CONTINUED)

As of September 30, 2011

Notes:

(1)	Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2011 for the leases expiring during the applicable period, by (ii) 12.
(2)	The expirations include 9,123 square feet leased by DLA Piper at 160 King Street with a lease termination of February 28, 2012, for which Osterhout Group has signed an agreement to lease the space through June 30, 2015.
(3)	The expirations include 45,795 square feet currently leased by Microsoft at The Landmark at One Market, for which Autodesk has signed an agreement to lease the space upon Microsoft’s lease termination from December 31, 2012 through December 31, 2017 with an option to extend the lease through December 31, 2024.
(4)	The expirations include 56,963 square feet currently leased by DLA Piper at 160 King Street with a lease termination of February 28, 2012, for which Ancestry.com Operations, Inc. has signed an agreement to lease the space upon lease termination from May 1, 2012 through April 30, 2019 with an option to extend the lease through April 30, 2029.
(5)	The expirations include 1,200 square feet leased by San Diego Wireless through October 31, 2011 at Carmel Mountain Plaza, for which T-Mobile has signed an agreement to lease the space from November 1, 2011 through October 31, 2016.
(6)	The expirations include 4,550 square feet leased by Champs at Del Monte with a lease termination of February 2012, for which Coldwater Creek has signed an agreement to lease the space from April 1, 2012 through March 31, 2022 with an option to extend the lease through March 31, 2027.

Third Quarter 2011 Supplemental Information	Page 28

PORTFOLIO LEASED STATISTICS

	0000000000	0000000000	0000000000	0000000000	0000000000	0000000000
	At September 30, 2011			At September 30, 2010
Type	Size	Leased (1)	Leased %	Size	Leased (1)	Leased %

Overall Portfolio Statistics
Retail Properties (square feet)	3,031,054	2,806,642	92.6%	2,706,597	2,633,123	97.3%
Office Properties (square feet) (7)	2,232,536	2,100,098	94.1%	1,046,721	1,010,263	96.5%
Multifamily Properties (units)	922	870	94.4%	922	834	90.5%
Mixed-Used Properties (square feet)	96,569	95,783	99.2%	-	-	-
Mixed-Used Properties (units)	369	328 (6)	88.8%	-	-	-

Same-Store(2) Statistics
Retail Properties (square feet)	2,704,324 (3)	2,564,818	94.8%	2,706,597	2,633,123	97.3%
Office Properties (square feet)	1,046,721 (4)	1,008,510	96.3%	1,046,721	1,010,263	96.5%
Multifamily Properties (units)	922	870	94.4%	922	834	90.5%
Mixed-Used Properties (square feet)	- (5)	-	-	-	-	-
Mixed-Used Properties (units)	- (5)	-	-	-	-	-

Notes:

(1)	Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.
(2)	See Glossary of Terms.
(3)	Excludes Solana Beach Towne Centre as the controlling interest in this entity was acquired on January 19, 2011. Also excludes 80,000 square foot building at Carmel Mountain Plaza acquired on November 10, 2010.
(4)	Excludes Solana Beach Corporate Centre as the controlling interest in this entity was acquired on January 19, 2011. First & Main is excluded as it was acquired on March 11, 2011. Lloyd District Portfolio is excluded as it was acquired on July 1, 2011.
(5)	Excludes the Waikiki Beach Walk property as the controlling interest in this entity was acquired on January 19, 2011.
(6)	Represents average occupancy for the nine months ended September 30, 2011.
(7)	Excludes Valencia Corporate Center, which was sold on August 30, 2011.

Third Quarter 2011 Supplemental Information	Page 29

TOP TENANTS - RETAIL

As of September 30, 2011

	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000
Tenant		Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Retail	Rentable Square Feet as a Percentage of Total Retail and Office	Annualized Base Rent	Annualized Base Rent as a Percentage of Retail	Annualized Base Rent as a Percentage of Total
1	Lowe’s	Waikele Center	5/31/18	155,000	5.5%	3.2%	$4,059,585	6.3%	3.1%
2	Kmart	Waikele Center	6/30/18	119,590	4.3	2.4	3,826,880	6.0	2.9
3	Foodland Super Market	Waikele Center	1/25/14	50,000	1.8	1.0	2,337,481	3.7	1.8
4	Sports Authority	Carmel Mountain Plaza, Waikele Center	11/30/13 7/18/13	90,722	3.2	1.8	2,076,602	3.2	1.6
5	Ross Dress for Less	South Bay Marketplace, Lomas Santa Fe Plaza, Carmel Mountain Plaza	1/31/13 1/31/14	81,125	2.9	1.7	1,595,826	2.5	1.2
6	Old Navy	Alamo Quarry Market, Waikele Center, South Bay Marketplace	9/30/12 7/31/12 4/30/13	59,780	2.1	*	*	*	*
7	Officemax	Waikele Center, Alamo Quarry Market	1/31/14 11/30/12	47,962	1.7	1.0	1,164,761	1.8	0.9
8	Marshalls	Solana Beach Towne Centre, Carmel Mountain Plaza	1/13/15 1/31/19	68,055	2.4	1.4	1,106,146	1.7	0.8
9	Vons	Lomas Santa Fe Plaza	12/31/17	49,895	1.8	1.0	1,058,000	1.7	0.8
10	Sprouts Farmers Market	Carmel Mountain Plaza, Solana Beach Towne Centre	3/31/25 6/30/14	45,959	1.6	0.9	1,037,824	1.6	0.8

	Top 10 Retail Tenants Total			768,088	27.3%	14.4%	$18,263,105	28.5%	13.9%

* Data withheld at tenant’s request.

Third Quarter 2011 Supplemental Information	Page 30

TOP TENANTS - OFFICE

As of September 30, 2011

	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Office	Rentable Square Feet as a Percentage of Total Retail and Office	Annualized Base Rent	Annualized Base Rent as a Percentage of Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/19 4/30/20 5/31/21	226,892	10.8%	4.6%	$10,254,426	15.2%	7.8%
2	DLA Piper	160 King Street	2/28/12	69,656	3.3	1.4	3,260,545	4.8	2.5
3	Veterans Benefits Administration	First & Main	8/31/20	93,572	4.5	1.9	3,006,453	4.5	2.3
4	Microsoft	The Landmark at One Market	2/28/13 2/28/15	45,795	2.2	0.9	2,930,880	4.3	2.2
5	Autodesk	The Landmark at One Market	12/31/15 12/31/17	68,869	3.3	1.4	2,847,100	4.2	2.2
6	Treasury Tax Administration	First & Main	8/31/15	70,660	3.4	1.4	2,583,330	3.8	2.0
7	Insurance Company Of The West	Torrey Reserve Campus	12/31/16	81,040	3.9	1.7	2,426,255	3.6	1.8
8	Treasury Call Center	First & Main	8/31/20	63,648	3.0	1.3	2,184,302	3.2	1.7
9	Integra Telecom Holdings, Inc.	Lloyd District Portfolio	1/31/14 5/31/14 3/31/16 12/31/20	62,588	3.0	1.3	1,460,651	2.2	1.1
10	California Bank & Trust	Torrey Reserve Campus	5/31/19 10/31/19	29,985	1.4	0.6	1,349,934	2.0	1.0

	Top 10 Office Tenants Total			812,705	38.8%	16.5%	$32,303,876	47.8%	24.6%

Third Quarter 2011 Supplemental Information	Page 31

APPENDIX

Third Quarter 2011 Supplemental Information

GLOSSARY OF TERMS

EBITDA: EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three and nine months ended September 30, 2011 is as follows:

	0000000000	0000000000
	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
Net income	$4,618	$18,669
Depreciation and amortization	15,827	41,916
Interest expense	14,738	41,791
Interest income	(388)	(1,086)
Income tax expense	309	690
Gain on sale of real estate	(3,981)	(3,981)

EBITDA	$31,123	$97,999

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that begins with EBITDA and includes adjustments for certain items that we believe are not representative of ongoing operating performance. We use Adjusted EBITDA as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formations transactions.

	0000000000	0000000000
	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
EBITDA	$31,123	$97,999
Early extinguishment of debt	-	25,867
Loan transfer and consent fees	-	9,019
Gain on acquisition	-	(46,371)

Adjusted EBITDA	$31,123	$86,514

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies’ operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items and gains and losses on sale of real estate. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Third Quarter 2011 Supplemental Information	Page 33

GLOSSARY OF TERMS (CONTINUED)

Funds From Operations As Adjusted (FFO As Adjusted): FFO As Adjusted is a supplemental measure of real estate companies’ operating performances. We use FFO As Adjusted as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions. However, other REITs may use different methodologies for defining adjustments and, accordingly, our FFO after specified items may not be comparable to other REITs.

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Third Quarter 2011 Supplemental Information	Page 34

GLOSSARY OF TERMS (CONTINUED)

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation of NOI to Net Income	2011	2010	2011	2010
Total NOI	$34,716	$25,544	$96,756	$66,409
General and administrative	(3,733)	(1,515)	(10,786)	(4,908)
Depreciation and amortization	(15,827)	(12,599)	(41,916)	(26,714)
Interest expense	(14,738)	(12,416)	(41,791)	(32,979)
Early extinguishment of debt	-	-	(25,867)	-
Loan transfer and consent fees	-	-	(9,019)	-
Gain on acquisition	-	-	46,371	4,297
Other income (expense), net	(108)	(251)	(179)	(1,167)

Income (loss) from continuing operations	310	(1,237)	13,569	4,938
Discontinued operations
Income from discontinued operations	327	44	1,119	232
Gain on sale of real estate property	3,981	-	3,981	-

Results from discontinued operations	4,308	44	5,100	232

Net income (loss)	4,618	(1,193)	18,669	5,170
Net income attributable to restricted shares	(132)	-	(350)	-
Net loss attributable to Predecessor’s noncontrolling interests in consolidated real estate entities	-	1,042	2,458	1,941
Net (income) loss attributable to Predecessor’s controlled owners’ equity	-	151	(16,995)	(7,111)
Net income attributable to unitholders in the Operating Partnership	(1,434)	-	(1,209)	-

Net income attributable to American Assets Trust, Inc. stockholders	$3,052	$-	$2,573	$-

Overall Portfolio: Includes all operating properties owned by us as of September 30, 2011.

Third Quarter 2011 Supplemental Information	Page 35

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio and Non-Same Store Portfolio: Information provided on a same-store basis is provided for only those properties that were owned and operated for the entirety of both periods being compared and excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared. The following table shows the properties included in the same-store and non-same store portfolio for the comparative periods presented.

	Comparison of Three Months Ended September 30, 2011 to 2010		Comparison of Nine Months Ended September 30, 2011 to 2010
	Same-Store	Non-Same Store	Same-Store	Non-Same Store
Retail Properties

Carmel Country Plaza	X		X
Carmel Mountain	X		X
South Bay Marketplace	X		X
Rancho Carmel Plaza	X		X
Lomas Santa Fe Plaza	X		X
Solana Beach Towne Centre		X		X
Del Monte Center	X		X
The Shops at Kalakaua	X		X
Waikele Center	X		X
Alamo Quarry Market	X		X
Office Properties

Torrey Reserve Campus	X		X
Solana Beach Corporate Centre		X		X
160 King Street	X		X
The Landmark at One Market	X			X
First & Main		X		X
Lloyd District Portfolio		X		X
Multifamily Properties

Loma Palisades	X		X
Imperial Beach Gardens	X		X
Mariner’s Point	X		X
Santa Fe Park RV Resort	X		X
Mixed-Use Properties

Waikiki Beach Walk - Retail		X		X
Waikiki Beach Walk - Embassy Suites™		X		X
Development Properties

Sorrento Pointe - Land		X		X
Torrey Reserve - Land		X		X
Solana Beach Corporate Centre - Land		X		X
Solana Beach - Highway 101 - Land		X		X
Lloyd District Portfolio - Land		X		X

Valencia Corporate Center has been excluded from both the same-store and non-same store portfolio due to the sale of the property on August 30, 2011.

Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

Third Quarter 2011 Supplemental Information	Page 36